UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2011

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

PartnerRe Ltd. (the “Company”) hereby amends its Current Report on Form 8-K filed on May 20, 2011 in this Current Report on Form 8-K/A to disclose the determination of the Company’s Board of Directors regarding the frequency with which shareholders will have an advisory non-binding vote on executive compensation.  No other changes have been made to the Current Report on Form 8-K filed on May 20, 2011.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Company’s Annual General Meeting of shareholders held on May 19, 2011, the Company’s shareholders voted to hold an advisory “say-on-pay” vote every year.  In light of that vote, the Company’s Board of Directors has determined that a non-binding advisory vote of shareholders on executive compensation will be included in the Company’s proxy materials every year until the next advisory vote of our shareholders on the frequency of such non-binding advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	August 31, 2011	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel